{Metrologic logo]

Second Quarter Earnings Call

July 27, 2005

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Forward-Looking Statements

Private Securities Litigation Reform Act of 1995 Safe Harbor Provision

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates and actual events or results may differ materially from these forward-looking statements. Please refer to the documents that the company files with the SEC from time to time for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.

{Metrologic logo]

Benny Noens

CEO & President

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Q2 2005 Overview Page 4

Maintaining Focus in a Challenging Environment

Q2 2005 Q2 2004 Growth

Revenue $48,604 $40,990 18.6%

Net Income $ 4,653 $ 4,181 11.3%

FD EPS $ 0.20 $ 0.18 11.1%

Strong revenue growth – up 18%

Growth across all regions

Favorable product mix

Maintain focus on revenue growth

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Q2 2005 Highlights Page 5

Maintaining Focus in a Challenging Environment

Traction in all geographical markets

Tier 1 Retail efforts paying off

Changes the way we look at the business

Validation of our strategy and efficient execution

Continued increased interest in barcode technology from new/growing verticals

Continue to build the Metrologic brand

Drive end-user demand

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Mark Schmidt

Senior Vice President, Marketing

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2Q 2005 Sales by Market Page 7

Record revenue growth for the Second Quarter

% Total

% Growth

Total

Optical Systems

• Lasercom opportunities

• Key Supplier “A” rating from NIF

• $5M in new/additional funding for

Proprietary programs

Industrial Automation

• Business in transition

• Omniplanar wins Adobe Systems

Data Capture & Collection

• Significant Tier 1 wins

—Stratos®. VoyagerCG®, Focus™

100%

18.6%

12.4%

13.8%

7.1%

- 4.4%

80.5%

22.0%

Page 8

The Americas

Winning customers…one deal at a time



Q2 2005 Highlights:

- *Strong Channel Sales*
- *4 new Tier 1 names added in Q2*
- *20,000 Focus™ units ordered; rollout Q2 into Q3*
- *Continued traction with significant VoyagerBT® order*
- *Allegiance Program launched*
- *Robust performance in South America*


QUARTERLY
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$19.4
$23.1
2Q04
2Q05


FIRST HALF
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$38.7
$45.8
2004
2005

Metrologic We really work for you.™
Second Quarter Earnings Call 2005

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Europe, Middle East, Africa Page 9

Winning deals in a challenging environment

Q2 2005 Highlights:

10,000pc VoyagerCG® order

End user business in Russia

Reverse vending continues

Stratos® win with Tesco in the UK

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Asia-Pac & ROW Page 10

Committed to expanding upon our globally local philosophy

Q2 2005 Highlights:

17% revenue growth

Robust performance in Japan – up 44% YTY

Softness in China

New sales offices opened in Taiwan and Korea

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Kevin Bratton

Chief Financial Officer

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Comparative Income Statement Page 12

Committed to enhancing long-term shareholder value

1H04 47.0% 9,289 0.40 $80,690 $37,892 $15,572 $ $ 1H05 43.7% 8,554 0.37 $95,455 $41,678 $13,974 $ $ Change 18.6% 18.2% (0.1%) 2.6% 11.3% 11.1% Q204 44.5% 0.18 $40,990 $18,241 $ 7,018 $ 4,181 $ Q205 44.4% 7,203 4,653 0.20 $48,604 $21,560 $ $ $ profit (diluted) Operating Net income Sales Gross profit $ Gross profit % EPS

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Gross Margin Page 13

Committed to enhancing long-term shareholder value

[Graph]

*	Projections based on mid-range of the company’s published guidance

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Operating Income by Quarter Page 14

Committed to enhancing long-term shareholder value

[Graph]

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

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Net Income by Quarter Page 15

Committed to enhancing long-term shareholder value

[Graph]

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

** Includes one time or non-recurring items aggregating income of approximately $1.9M.

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Balance Sheet Page 16

Committed to enhancing long-term shareholder value

Dec 31, 2004 64,715 63,387 128,102 19,468 44,957 192,527 16,265 28,519 44,784 2,015 7,712 138,016 192,527 June 30, 2005* 73,257 64,242 137,499 19,685 43,743 200,927 19,992 26,951 46,943 18 7,345 146,621 200,927 liabilities liabilities assets assets equity equity and current current liabilities current assets assets current stockholders’ Cash Other Total Net PPE Other Total Short term debt Other Total Long term debt Other liabilities Stockholders’ Total

*Unaudited

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Benny Noens

CEO & President

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FY 2005 Guidance Page 18

Positive expectations for 2H05

$205M $19.7M $0.85 2005 * $195M— $18.5M— $0.80 -2004 $178M $22.7M $0.99 Income Revenue Net FD EPS

$1.20 to $1.25 43% to 45% 36% Assumptions Margin full year tax rate Effective * Euro * Gross *

Call Earnings

Second Quarter

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Metrologic – A Strong Growth Company Page 19

Focused on maintaining the momentum

[Graph]

*Projections based on mid-range of company’s published guidance